Execution Version SERVICING AGREEMENT dated as of May 3, 2024 among WILLIS WAREHOUSE FACILITY LLC, WILLIS LEASE FINANCE CORPORATION, as Servicer, and EACH SERVICED GROUP MEMBER ii TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................... 1 SECTION 1.01 Definitions............................................................................................. 1 ARTICLE II APPOINTMENT; SERVICES .................................................................................. 1 SECTION 2.01 Appointment ......................................................................................... 1 SECTION 2.02 Services ................................................................................................. 2 SECTION 2.03 Limitations ............................................................................................ 2 ARTICLE III STANDARD OF CARE; CONFLICTS OF INTEREST; STANDARD OF LIABILITY ............................................................................................................. 2 SECTION 3.01 Standard of Care ................................................................................... 2 SECTION 3.02 Conflicts of Interest............................................................................... 2 SECTION 3.03 Standard of Liability ............................................................................. 3 SECTION 3.04 Waiver of Implied Standard .................................................................. 3 ARTICLE IV REPRESENTATIONS AND WARRANTIES ....................................................... 3 SECTION 4.01 Representations and Warranties by Servicer ........................................ 3 ARTICLE V SERVICER UNDERTAKINGS ............................................................................... 4 SECTION 5.01 Staff and Resources............................................................................... 4 SECTION 5.02 Access ................................................................................................... 4 SECTION 5.03 Compliance with Law ........................................................................... 4 SECTION 5.04 Commingling ........................................................................................ 4 ARTICLE VI UNDERTAKINGS OF BORROWER AND SERVICED GROUP ....................... 6 SECTION 6.01 Cooperation ........................................................................................... 6 SECTION 6.02 No Representation with Respect to Third Parties ................................. 6 SECTION 6.03 Loan Document Amendments .............................................................. 6 SECTION 6.04 Other Servicing Arrangements ............................................................. 6 SECTION 6.05 Communications ................................................................................... 6 SECTION 6.06 Ratification ............................................................................................ 6 SECTION 6.07 Execution, Amendment, Modification or Termination of Portfolio Documents ............................................................................. 6 SECTION 6.08 Accounts and Cash Arrangements of the Serviced Group.................... 7 SECTION 6.09 Notification of Bankruptcy ................................................................... 7 SECTION 6.10 Further Assurances................................................................................ 7 SECTION 6.11 Covenants .............................................................................................. 8 SECTION 6.12 Limitation of Obligation ....................................................................... 8 iii SECTION 6.13 New Borrower Group Companies ........................................................ 8 ARTICLE VII RESPONSIBILITY OF SERVICED GROUP; DIRECTIONS ............................. 8 SECTION 7.01 Responsibility of Serviced Group ......................................................... 8 SECTION 7.02 Instructions by the Borrower ................................................................ 8 SECTION 7.03 Request for Authority ........................................................................... 8 SECTION 7.04 Transaction Approval Requirements .................................................... 8 ARTICLE VIII EFFECTIVENESS .............................................................................................. 10 SECTION 8.01 Effectiveness ....................................................................................... 10 ARTICLE IX SERVICING FEES; EXPENSES .......................................................................... 10 SECTION 9.01 Servicing Fees ..................................................................................... 10 SECTION 9.02 Rent Based Fee ................................................................................... 10 SECTION 9.03 Expenses ............................................................................................. 11 ARTICLE X TERM; RIGHT TO TERMINATE; CONSEQUENCES OF TERMINATION; SURVIVAL ............................................................................ 11 SECTION 10.01 Term .................................................................................................... 11 SECTION 10.02 Right to Terminate. ............................................................................. 11 SECTION 10.03 Consequences of Termination............................................................. 13 SECTION 10.04 Survival ............................................................................................... 14 ARTICLE XI INDEMNIFICATION ........................................................................................... 15 SECTION 11.01 Indemnity ............................................................................................ 15 SECTION 11.02 Procedures for Defense of Claims ...................................................... 16 SECTION 11.03 Reimbursement of Costs ..................................................................... 16 ARTICLE XII ASSIGNMENT AND DELEGATION ................................................................ 16 SECTION 12.01 Assignment and Delegation ................................................................ 16 ARTICLE XIII MISCELLANEOUS ........................................................................................... 17 SECTION 13.01 Reasonable Efforts .............................................................................. 17 SECTION 13.02 Notices ................................................................................................ 17 SECTION 13.03 Governing Law ................................................................................... 18 SECTION 13.04 Jurisdiction .......................................................................................... 18 SECTION 13.05 Waiver of Jury Trial ............................................................................ 19 SECTION 13.06 Counterparts ........................................................................................ 19 SECTION 13.07 Entire Agreement ................................................................................ 19 SECTION 13.08 Power of Attorney ............................................................................... 19 SECTION 13.09 Restrictions on Disclosure .................................................................. 19 iv SECTION 13.10 Rights of Setoff ................................................................................... 20 SECTION 13.11 Nonpetition ......................................................................................... 20 SECTION 13.12 Severability ......................................................................................... 20 SECTION 13.13 Amendments ....................................................................................... 20 SECTION 13.14 Owner Trustee Liability ...................................................................... 21 Appendices Appendix A Definitions Schedules Schedule 2.02(a) Services Exhibits Exhibit A Form of Serviced Group Member Supplement.

1 SERVICING AGREEMENT (as amended, modified or supplemented from time to time in accordance with the terms hereof, the “Agreement” or the “Servicing Agreement”) dated as of May 3, 2024, among Willis Warehouse Facility LLC, a Delaware limited liability company (the “Borrower”), WILLIS LEASE FINANCE CORPORATION, a Delaware corporation incorporated under the laws of Delaware, in its capacity as Servicer (together with its successors and permitted assigns, the “Servicer”), and each member of the Serviced Group from time to time party hereto. NOW, THEREFORE, for the consideration set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto, and each Person that becomes a party hereto pursuant to a Serviced Group Member Supplement, hereby agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01 Definitions. The terms used herein have the meaning assigned to them in Appendix A hereto. Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement. ARTICLE II APPOINTMENT; SERVICES SECTION 2.01 Appointment. (a) Each Person within the Serviced Group hereby appoints the Servicer as the exclusive provider of the Services (as defined in Section 2.02(a) below) to each such Person in respect of the Assets on the terms and subject to the conditions set forth in this Agreement. (b) The Servicer hereby accepts such appointment and agrees to perform the Services on the terms and subject to the conditions set forth in this Agreement. In connection with the provision of the Services with respect to the Assets, the Servicer generally shall, where and to the extent practicable and in the case of Services that are not performed by the Servicer directly, contract for or otherwise obtain goods and services from third party providers in the name of, or as disclosed agent for, the relevant Person within the Serviced Group. If the Servicer shall not have contracted for or otherwise obtained such goods and services in the name of, or as disclosed agent for, the relevant Person within the Serviced Group, the Servicer shall use its reasonable efforts to cause the Borrower or such other Borrower Group Company to be in a position to have direct recourse against any such third party provider providing goods and services for the Borrower or such Borrower Group Company for any breaches by such third party provider related to the provision of such goods and services. (c) The Serviced Group shall include all Subsidiaries of the Borrower (including all Borrower Group Companies), whether or not such Subsidiary shall have executed and delivered a Serviced Group Member Supplement. The Servicer shall in all cases be entitled to rely on the instructions (or other actions) of the Borrower as representative of each Person within 2 the Serviced Group other than the actions specified in Section 7.04(a)(i) and 7.04(a)(iii). If the Servicer so requests, the Borrower shall cause its Subsidiary that owns or leases an Asset to execute and deliver to the Servicer a Serviced Group Member Supplement. SECTION 2.02 Services. (a) The services to be provided by the Servicer in respect of the Assets (the “Services”) are as set forth in Schedule 2.02(a) and under this Agreement. (b) Except with respect to the obligations expressly provided herein, in connection with the performance of the Services, the Servicer shall in all cases only be obligated to act upon, and shall be entitled to rely on, the instructions of the Borrower or, as provided above in Section 2.01(c), the Borrower, on behalf of each other Person within the Serviced Group. The Servicer shall not be liable to the Borrower, any other Borrower Group Company, or any other Person for any act or omission to act taken in accordance with such instructions, except to the extent provided in Section 3.03. SECTION 2.03 Limitations. (a) Neither the Servicer nor any of its Affiliates (other than each Person within the Serviced Group) shall assume any Borrower Liabilities. In connection with the performance of the Services and its other obligations hereunder, the Servicer shall not be obligated to take or refrain from taking any action which is reasonably likely to (A) violate any Applicable Law, (B) lead to an investigation by any Governmental Authority or (C) expose the Servicer to any liabilities for which, in the Servicer’s good faith opinion, adequate bond or indemnity has not been provided. (b) Each Person within the Serviced Group shall at all times retain full legal and equitable title to the Assets, notwithstanding the management thereof by the Servicer hereunder. ARTICLE III STANDARD OF CARE; CONFLICTS OF INTEREST; STANDARD OF LIABILITY SECTION 3.01 Standard of Care. The Servicer shall perform the Services consistent with the customary practice of leading international aircraft or aircraft engine operating lessors (as applicable), acting as if it were the owner of each applicable aircraft or engine (which, so long as the Servicer is WLFC shall be deemed to be the customary practice of WLFC) (the “Standard of Care”). SECTION 3.02 Conflicts of Interest. (a) Each Person within the Serviced Group acknowledges and agrees that (i) in addition to managing the Assets under this Agreement, the Servicer may manage, and shall be entitled to manage, from time to time, the separate assets owned by it or its Affiliates (other than each Person within the Serviced Group) and third parties (“Other Assets”); (ii) in addition to the 3 management of the Assets and the Other Assets, the Servicer shall, and shall be entitled to, carry on its commercial businesses, including the financing, purchase or other acquisition, leasing and sale of Other Assets; (iii) in the course of conducting such activities, the Servicer may from time to time have conflicts of interest in performing its duties on behalf of the various entities to whom it provides management services and with respect to the various assets in respect of which it provides management services; and (iv) the Borrower has approved the transactions contemplated by this Agreement and desires that such transactions be consummated and, in giving such approval, the Borrower has expressly recognized that such conflicts of interest may arise and that when such conflicts of interest arise the Servicer shall perform the Services in accordance with the Standard of Care. SECTION 3.03 Standard of Liability. The Servicer shall not be liable to any Person within the Serviced Group for any Losses arising (i) as a result of an Asset being sold, leased or purchased on less favorable terms than might have been achieved at any time or (ii) in respect of any conflict referred to in Section 3.02, except, in either case, in the case of willful misconduct or fraud on the part of the Servicer. The Servicer shall not be liable to any Person within the Serviced Group for any Loss arising as a result of the performance of any of the Servicer’s obligations as Servicer or as a result of any action which the Servicer is requested to take or refrain from taking by the Borrower unless, and except to the extent, such Loss has arisen as a result of the willful misconduct or fraud of the Servicer (the liability standards set forth in this Section 3.03, the “Standard of Liability”). SECTION 3.04 Waiver of Implied Standard. Except as expressly stated above in this Article III, all other warranties, conditions and representations, express or implied, statutory or otherwise, arising under Delaware or New York law or any other Applicable Law in relation to either the skill, care, diligence or otherwise in respect of any Service to be performed hereunder or to the quality or fitness for any particular purpose of any goods are hereby to the fullest extent permitted by Applicable Law excluded and the Servicer shall not be liable in contract, tort or otherwise under Delaware or New York law or any other Applicable Law for any Loss arising out of or in connection with the Services to be supplied pursuant to this Agreement or any goods to be provided or sold in conjunction with such Services. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01 Representations and Warranties by Servicer. The Servicer represents and warrants to the Borrower as follows as of the date hereof: (a) The Servicer is a corporation duly organized and validly existing under the laws of the State of Delaware. (b) The Servicer has all requisite power and authority to execute this Agreement and to perform its obligations under this Agreement. All corporate acts and other proceedings required to be taken by the Servicer to authorize the execution and delivery of this Agreement and the performance of its obligations contemplated under this Agreement have been duly and properly taken. 4 (c) This Agreement has been duly executed and delivered by the Servicer and is a legal, valid and binding obligation of the Servicer enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors’ rights or by general principles of equity. (d) Neither the execution and delivery of this Agreement by the Servicer nor the performance of its obligations under this Agreement (i) violates any provision of the organizational documents of the Servicer, (ii) violates any order, writ, injunction, judgment or decree applicable to the Servicer or any of its property or assets, (iii) violates in any material respect any Applicable Law, or (iv) results in any conflict with, breach of or default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, warrant or other similar instrument or any material license, permit, agreement or other obligation to which the Servicer is a party or by which the Servicer or any of its properties or assets may be bound. (e) There are no proceedings or investigations to which the Servicer or any of its Affiliates is a party pending, or to the best of the Servicer’s knowledge, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any other Loan Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Loan Document or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by the Servicer of its obligations under or the validity or enforceability of, this Agreement or any other Loan Document to which it is a party. ARTICLE V SERVICER UNDERTAKINGS SECTION 5.01 Staff and Resources. In performing the Services, the Servicer shall employ or otherwise engage such staff (including in-house legal staff) and maintain such supporting resources as the Servicer shall deem necessary in accordance with its usual business practices with respect to its own aircraft and Aircraft Engines, both in number and in quality, to enable the Servicer to perform the Services in accordance with the terms of this Agreement. SECTION 5.02 Access. The Servicer at such times as the Borrower may reasonably request shall make available to the Serviced Group and their agents (including auditors) (A) reports, ledgers, documents, and other records (including computer records), its books and other information related to the Assets or the business of the Serviced Group and (B) the officers and employees of the Servicer, subject to their reasonable availability, in each case, to enable the Serviced Group to monitor the performance of the Servicer under this Agreement. SECTION 5.03 Compliance with Law. The Servicer shall, in connection with the performance of the Services, comply in all material respects with Applicable Laws applicable to the Assets. SECTION 5.04 Commingling. If the Servicer shall receive any misdirected funds that the Serviced Group is required under the Loan Documents to pay to an Account, the Servicer shall

5 remit or redirect such amount to the appropriate Account promptly after having Actual Knowledge of the misdirection of such funds. The Servicer hereby covenants with the Serviced Group that it will conduct its business such that it is a separate and readily identifiable business from, and independent of, each Person within the Serviced Group (it being understood that the Servicer and any of its Affiliates may publish financial statements that consolidate those of the Serviced Group, if to do so is required by any Applicable Law or GAAP and the Servicer and any of its Affiliates may, if applicable file consolidated, combined or unitary tax returns with any Person within the Serviced Group) and further covenants that, during the term of this Agreement: (a) it will observe all corporate formalities necessary to remain a legal entity separate and distinct from, and independent of, each Person within the Serviced Group; (b) it will maintain its assets in such a manner that it is not difficult to segregate, identify or ascertain such assets; (c) it will maintain records, books, accounts and minutes separate from those of each Person within the Serviced Group; (d) it will pay its obligations in the ordinary course of its business as a legal entity separate from each Person within the Serviced Group, except as otherwise required or permitted under the Loan Documents; (e) it will keep its funds separate and distinct from the funds of each Person within the Serviced Group, and it will receive, deposit, withdraw and disburse such funds separately from the funds of each Person within the Serviced Group; (f) it will conduct its business in its own name, and not in the name of any Person within the Serviced Group; (g) it will not pay or become liable for any debt of any Person within the Serviced Group, except as otherwise permitted or contemplated in this Agreement or any Loan Document; (h) it will not hold out that it is a division of the Borrower or its Subsidiaries or that any Person within the Serviced Group is a division of it; (i) it will not induce any third party to rely on the creditworthiness of any Person within the Serviced Group in order that such third party will be induced to contract with it; and (j) it will not enter into any transaction between it and any Person within the Serviced Group that is as a whole materially more favorable to either party than an agreement that the parties would have been able to enter into at such time on an arm’s-length basis with a non- affiliated third party, other than any Loan Document in effect on the Closing Date (it being understood that the parties hereto do not intend by this covenant to ratify any self-dealing transaction, nor to prohibit any transaction that is otherwise permitted or contemplated under the Loan Documents). 6 ARTICLE VI UNDERTAKINGS OF BORROWER AND SERVICED GROUP SECTION 6.01 Cooperation. The Borrower and each other Person within the Serviced Group shall at all times use commercially reasonable efforts to cooperate with the Servicer to enable the Servicer to provide the Services, including providing the Servicer with all powers of attorney as may be reasonably necessary or appropriate to perform the Services. SECTION 6.02 No Representation with Respect to Third Parties. The Borrower and each other Person within the Serviced Group agree that as between the Servicer, on the one hand, and any Person within the Serviced Group, on the other hand, no representation is made as to the financial condition and affairs of any Asset Lessee of, purchaser of, or Loan Asset Borrower under any Asset or any manufacturer, representative, maintenance facility, contractor, vendor or supplier utilized by the Servicer in connection with its performance of the Services and, subject to the Standard of Liability, the Servicer shall have no liability with respect to such third parties. SECTION 6.03 Loan Document Amendments. Neither the Borrower nor any other Person in the Serviced Group shall amend, without the prior consent of the Servicer in each instance, any Loan Document in such a manner that would increase in any respect, or alter in any respect material or adverse to the Servicer, the scope, nature or level of the Services to be provided under this Agreement nor change the Standard of Liability without the Servicer’s prior written consent, which consent may be conditioned upon, among other things, a proper adjustment in the compensation payable to the Servicer in order to take into account the increased Services to be provided by the Servicer. SECTION 6.04 Other Servicing Arrangements. Without the prior written consent of the Servicer, neither the Borrower nor any other Person in the Serviced Group shall (a) enter into, or cause or permit any Person (other than the Servicer) to enter into on their behalf, any transaction for the lease or sale of any Asset in respect of which the Servicer is at such time performing Services, or (b) employ any Person other than the Servicer to perform any of the Services with respect to the Assets, except as provided in Article X of this Agreement. SECTION 6.05 Communications. The Borrower and each other Person within the Serviced Group shall forward promptly to the Servicer a copy of any written communication received from any Person in relation to any Asset. SECTION 6.06 Ratification. The Borrower and each other Person within the Serviced Group hereby ratifies and confirms, and agrees to ratify and confirm, any action the Servicer takes or refrains from taking in accordance with this Agreement or the Loan Documents in the exercise of any of the powers or authorities conferred upon the Servicer pursuant to the terms of this Agreement or the Loan Documents. SECTION 6.07 Execution, Amendment, Modification or Termination of Portfolio Documents. (a) If (i) any agreement, instrument or other document becomes an Portfolio Document or any Portfolio Document shall have been amended, modified or terminated and (ii) the 7 Servicer was not substantially involved in the preparation and execution of such new, amended, modified or terminated agreement, instrument or other document, the Borrower shall deliver written notice thereof to the Servicer together with (A) in the case of any newly executed Portfolio Document, a true and complete copy of such Portfolio Document, a list of all Assets to which it relates and a description, in reasonable detail, of the relevance of such Portfolio Document to such Assets or (B) in the case of any amendment, modification or termination of an Portfolio Document, a true and complete copy of any related agreement, instrument or other document. (b) The Borrower shall promptly deliver to the Servicer a complete copy of the Credit Agreement, the Security Agreement and each amendment or other modification thereof. (c) At all times, the Borrower shall promptly notify the Servicer of the name, identity and contact details of the Borrower and each other Person in the Serviced Group and of any changes thereto and any other relevant information relating to the Serviced Group or the Assets reasonably requested by the Servicer. SECTION 6.08 Accounts and Cash Arrangements of the Serviced Group. At all times, the Borrower shall promptly notify the Servicer of any New Account established by or on behalf of any Person within the Serviced Group or otherwise relating to the Assets and of any Existing Account relating to any aircraft or Aircraft Engine that becomes an Asset after the date of this Agreement and of the closing of any such account in any case not established or closed by the Servicer. SECTION 6.09 Notification of Bankruptcy. If any Person within the Serviced Group shall take any action to: (a) file any petition or application, commence any proceeding, pass any resolution or convene a meeting with respect to itself or any of its Affiliates under any United States federal, state or foreign or international law relating to the appointment of a trustee in bankruptcy, liquidator, examiner, assignee, custodian, trustee, sequestrator or receiver with respect to any Person within the Serviced Group or over the whole or any part of any properties or assets of any Person within the Serviced Group or any bankruptcy, reorganization, compromise arrangements or insolvency of any Person within the Serviced Group; or (b) make an assignment for the benefit of its creditors generally; then the Borrower shall notify the Servicer, to the extent practicable, of the taking of any such action. If any Person within the Serviced Group becomes aware of the intent or action of any Person (whether a creditor or member of any Person within the Serviced Group) to appoint a trustee in bankruptcy, liquidator, examiner, custodian, sequestrator or receiver, the Borrower shall promptly notify the Servicer. SECTION 6.10 Further Assurances. Each Person within the Serviced Group agrees that at any time and from time to time upon the written request of the Servicer, it will execute and deliver such further documents and do such further acts and things as the Servicer may reasonably request in order to effect the purposes of this Agreement. 8 SECTION 6.11 Covenants. Each Person within the Serviced Group covenants with the Servicer that it will conduct its business such that it is a separate and readily identifiable business from, and independent of, the Servicer and any of its Affiliates (it being understood that the financial statements of any Person within the Serviced Group may be consolidated or combined with those of the Servicer or any of its Affiliates, if to do so is required by any Applicable Law or GAAP and that the tax returns of any Person within the Serviced Group may be consolidated with those of the Servicer and any of its Affiliates in accordance with applicable United States or foreign tax laws) and further covenant that, during the term of this Agreement, it will comply with the terms of Section 6.17 of the Credit Agreement. SECTION 6.12 Limitation of Obligation. Notwithstanding anything to the contrary in Section 6.07, the Servicer shall have no obligation with respect to any agreement, instrument or document that becomes a Portfolio Document, or any such amendment, modification or termination, until the date that a copy of the agreement, instrument or document constituting such Portfolio Document, or setting forth the terms of such amendment, modification or termination, is received by the Servicer. SECTION 6.13 New Borrower Group Companies. The Borrower hereby undertakes to procure that any Borrower Group Company formed or acquired after the date hereof shall execute and deliver to the Servicer and the Borrower a Serviced Group Member Supplement if the Servicer so requests. ARTICLE VII RESPONSIBILITY OF SERVICED GROUP; DIRECTIONS SECTION 7.01 Responsibility of Serviced Group. Notwithstanding the appointment of the Servicer to perform the Services and the related delegation of authority and responsibility to the Servicer pursuant to this Agreement, each Person within the Serviced Group shall remain responsible for all matters related to its business, operations, assets and liabilities. SECTION 7.02 Instructions by the Borrower. The Borrower may at any time direct the Servicer to limit or terminate any action being taken by it under this Agreement or to take any action authorized or contemplated by this Agreement (including sale or disposal of any Asset) or the applicable Asset Lease or Loan Asset and the Servicer shall use commercially reasonable efforts to comply with such directions subject to the terms and conditions of this Agreement. SECTION 7.03 Request for Authority. If the Servicer wishes to take or approve any action which it is not authorized under this Agreement to take or approve, it shall request authority from the Borrower to take or approve the action. SECTION 7.04 Transaction Approval Requirements. (a) The Servicer shall not do any of the following without the approval of the Borrower or applicable Person in the Serviced Group:

9 (i) Except as required in accordance with the terms of any Portfolio Documents (or any other agreement with the Asset Lessee or Loan Asset Borrower) and in any event in accordance with the terms and conditions of the Loan Documents, sell (or enter into any commitment or agreement to sell) or otherwise transfer or dispose of any Asset (excluding any sale or exchange of spare parts or ancillary equipment or devices furnished therewith) forming part of the Assets; provided, however, that, the Servicer may transfer title or another interest in an Asset, or cause an Owned Asset to be subject to an Asset Lease: (A) to or in favor of a trust or an entity for the purpose of addressing tax, regulatory or other objectives under the laws of an applicable jurisdiction so long as a Person in the Serviced Group retains the beneficial or economic ownership of such Asset; (B) from such trust or entity to a Person within the Serviced Group or (C) within or among the Persons in the Serviced Group without limitation (provided that a Person in the Serviced Group retains the beneficial or economic ownership of such Asset and related Portfolio Documents); provided further that, unless the Servicer has been notified in writing that an Event of Default has occurred (or has been notified in writing that such Event of Default has been waived or has otherwise ceased to exist), the Servicer may enter into any agreement for part-out, consignment agreement, agreements for the leasing of engines and components or for the swapping of engines, if determined by the Servicer in good faith to be in the best interests of maximizing returns in respect of such Asset, subject always to the limitations on parting-out and consignments set forth in the Credit Agreement. (ii) Enter into any new Asset Lease or new Loan Asset (or any renewal or extension of an existing Asset Lease or Loan Asset or other agreement with an Asset Lessee or Loan Asset Borrower) if the Asset Lease or Loan Asset does not comply with the requirements of the Credit Agreement or amend any existing Asset Lease or existing Loan Asset in a manner that does not comply with the requirements of the Credit Agreement. (iii) Subject to Error! Reference source not found. of Schedule 2.02(a), enter into on behalf of any Person within the Serviced Group, any capital commitment or confirm any order or commitment to acquire, or acquire on behalf of any Person within the Serviced Group, any Assets. (iv) Issue any guarantee on behalf of, or otherwise pledge the credit of any Person within the Serviced Group, other than any guarantee of any Borrower Group Company obligation by another Borrower Group Company. (b) Any transaction entered into by the Servicer on behalf of each Person within the Serviced Group shall be on an arm’s-length basis and on market terms, provided that any transaction approved by the Borrower or the applicable Person in the Serviced Group shall be deemed to satisfy this clause (b). 10 ARTICLE VIII EFFECTIVENESS SECTION 8.01 Effectiveness. (a) This Agreement shall become effective upon the executing and delivery by the Borrower and the Servicer of this Agreement. (b) The effectiveness of this Agreement with respect to any Borrower Group Company which executes and delivers a Serviced Group Member Supplement shall be conditioned upon the execution thereof in acknowledgement and agreement by the Borrower and the Servicer. Such Serviced Group Member Supplement shall be effective without the need for any other party hereto to execute such Serviced Group Member Supplement in acknowledgement and agreement. ARTICLE IX SERVICING FEES; EXPENSES SECTION 9.01 Servicing Fees. In consideration of the Servicer’s performance of the Services, the Borrower shall pay to the Servicer on a monthly basis pursuant to Section 8.01 of the Security Agreement servicing fees consisting of the fees set forth in (i) Section 9.02 comprising the Senior Rent Based Fees and the Subordinated Rent Based Fees (collectively, the “Rent Based Fees”) and (ii) Error! Reference source not found. (the “Disposition Fee” and together with the Rent Based Fees, the “Servicing Fees”). SECTION 9.02 Rent Based Fee. A Rent Based Fee shall be paid by the Borrower to the Servicer on a monthly basis pursuant to Section 8.01 of the Security Agreement in the amount equal to: (a) Without duplication, (i) 8.0% of the aggregate rent actually received for any month (or portion of a month) in which any Person within the Serviced Group is the Lessor under the related Owned Assets, and (ii) 8.0% of the aggregate amount of payments of interest (whether designated as such or as “rent” under an Asset Finance Lease or Asset Revolving Credit Finance Lease) received for any month (or portion of a month) in which any Person within the Serviced Group is the Lessor under an Asset Finance Lease or Asset Revolving Credit Finance Lease or a lender under an Loan Asset ((i) and (ii) together, the “Senior Rent Based Fees”); (b) Without duplication, (i) 3.5% of the aggregate rent actually received for any month (or portion of a month) in which any Person within the Serviced Group is the Lessor under the related Owned Assets, and (ii) 3.5% of the aggregate amount of payments of interest (whether designated as such or as “rent” under an Asset Finance Lease or Asset Revolving Credit Finance Lease) received for any month (or portion of a month) in which any Person within the Serviced Group is the Lessor under an Asset Finance Lease or Asset Revolving Credit Finance Lease or a lender under an Loan Asset ((i) and (ii) together, the “Subordinated Rent Based Fees”). 11 SECTION 9.03 Expenses. (a) The Servicer shall be responsible for, and shall not be entitled to reimbursement for, the Servicer’s overhead expenses (“Overhead Expenses”) which shall include all expenses other than Asset Expenses, including: (i) salary, bonuses, company cars and benefits of the Servicer’s employees; (ii) office, office equipment and rental expenses other than office and office equipment rental expense charged by independent advisors retained by the Servicer with respect to the Assets; (iii) telecommunications expenses; and (iv) taxes on the income, receipts, profits, gains, net worth or franchise of the Servicer and payroll, employment and social security taxes for employees of the Servicer. (b) The Borrower and each other Person in the Serviced Group shall be jointly and severally responsible for all costs and expenses relating to or associated with the Assets other than Overhead Expenses (“Asset Expenses”). ARTICLE X TERM; RIGHT TO TERMINATE; CONSEQUENCES OF TERMINATION; SURVIVAL SECTION 10.01 Term. This Agreement shall have a non-cancelable term commencing on the Closing Date and expiring the latest of (a) the date on which there shall cease to be any Assets and (b) the date on which no Commitments remain available and no Obligations remain outstanding. During the term, this Agreement shall not be terminable by any party except as expressly provided in this Article X. SECTION 10.02 Right to Terminate. (a) At any time during the term of this Agreement, the Servicer shall in accordance with Section 10.02(c) be entitled to terminate this Agreement if: (i) the Borrower shall fail to pay in full when due any amount due to the Servicer hereunder within five Business Days after the receipt of written notice from the Servicer of such failure; (ii) any Person in the Serviced Group shall fail to perform or observe or shall violate in any material respect any of its obligations under this Agreement and such failure continues for 30 or more days following notice to the Borrower by the Servicer; (iii) all of the Loans and other obligations of the Borrower secured under the Security Agreement are repaid or defeased in full in accordance with the terms of the Credit Agreement or other applicable agreement evidencing such obligation; 12 (iv) all of the Assets of each Person within the Serviced Group are sold and there are no Commitments available nor Loans outstanding; or (v) following an Event of Default, if the Security Trustee has exercised remedies to repossess or foreclose on any Collateral. (b) At any time during the term of this Agreement, the Borrower shall in accordance with Section 10.02(c) be entitled to terminate this Agreement if: (i) the Servicer shall fail to perform or observe, or cause to be performed or observed, any covenant or agreement which failure materially and adversely affects the rights of the Borrower or the Serviced Group, which, if curable, is not cured within 90 days following the date the Servicer receives a written request from the Facility Agent or the Security Trustee to cure such breach; (ii) any representation or warranty made by the Servicer in this Agreement proves to have been untrue or incorrect in any material and adverse respect when made, which, if curable, is not cured within 90 days following the date the Servicer receives a written request from the Facility Agent or the Security Trustee to cure such failure; (iii) the Servicer shall cease to be engaged in the aircraft engine leasing or servicing business; (iv) either (A) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect of the Servicer or in respect of a substantial part of the property or assets of the Servicer, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. federal or state or foreign bankruptcy, insolvency, receivership, examinership or similar law, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered, or (B) the Servicer shall go into liquidation, suffer a receiver or mortgagee to take possession of all or substantially all of its assets or have an examiner appointed over it or if a petition or proceeding is presented for any of the foregoing and not discharged within 60 days; (v) the Servicer shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other U.S. federal or state or foreign bankruptcy, insolvency, receivership, examinership or similar law, (B) consent to the institution of, or fail within 60 days to contest the filing of, any petition described in clause 10.02(b)(v) above, (C) file an answer admitting the material allegations of a petition filed against it in any such proceeding described in clause 10.02(b)(v) above or (D) make a general assignment for the benefit of its creditors; and (vi) there shall have occurred and be continuing an Event of Default, and the Facility Agent or Security Trustee has provided written notice to the Servicer notifying the Servicer that such Event of Default has occurred and is continuing, which written notice specifies that the event described in this clause (vi) has commenced as a result of such Event of Default and notice;

13 (vii) the Servicer’s debt obligations under the WLFC Revolving Credit Facility have become due and payable as the result of an “event of default” (as defined in the WLFC Revolving Credit Facility) having occurred under the WLFC Revolving Credit Facility. (c) (i) The Servicer or the Borrower (the “Terminating Party”) may, at any time during the term of this Agreement, subject to the terms of this Article X by written notice (a “Termination Notice”) to the Borrower, the Security Trustee and the Facility Agent, in the case of the Servicer, or to the Servicer, the Security Trustee and the Facility Agent in the case of the Borrower (the “Notice Recipients”), set forth its determination to terminate this Agreement pursuant to clause (a) of this Section 10.02 (in the case of the Servicer) or clause (b) of this Section 10.02 (in the case of the Borrower or the Required Lenders); provided, however, that this Agreement shall not be terminated by the Borrower pursuant to Section 10.02(b) unless and until a Replacement Servicer shall have been appointed and shall have accepted such appointment in accordance with Section 10.03; provided further that failure by the Terminating Party to provide such Termination Notice shall not affect such party’s rights under Section 10.02(a) or Section 10.02(b), as the case may be. Any Termination Notice shall set forth in reasonable detail the basis for such termination. (d) At all reasonable times (upon reasonable notice) during the term of this Agreement, the Servicer shall provide the Borrower with reasonable access to the books and records of the Servicer to the extent solely relating to the Assets, the Asset Leases, the Loan Assets and to the Portfolio Documents and shall provide electronic copies of its records relating to the operation and maintenance of the Assets, the performance of the Asset Lessees and Loan Asset Borrowers under the Asset Leases and Loan Assets, as applicable, and such other matters as the Borrower shall reasonably request relating to the Assets (but for the avoidance of doubt, excluding any documents or information relating to assets or documentation that are not Assets or Portfolio Documents). SECTION 10.03 Consequences of Termination. (a) (i) Upon the expiration or termination of this Agreement in accordance with this Article X, and during the period up to one year thereafter, the Servicer will promptly forward to the Borrower any notices, reports and communications received by it from any relevant Asset Lessee or Loan Asset Borrower after the termination or expiration of this Agreement or the removal of the Servicer. (ii) The Borrower (or applicable Person in the Serviced Group) will notify promptly each relevant Asset Lessee and Loan Asset Borrower and any relevant third party of the termination of the Servicer under this Agreement or expiration of this Agreement in relation to any of the Assets and will request that all such notices, reports and communications from such third parties thereafter be made or given directly to the Replacement Servicer. (b) A termination or expiration in relation to any or all Assets shall not affect the respective rights and liabilities of either party accrued prior to such termination or expiration in respect of any prior breaches hereof or otherwise. 14 (c) (i) Notwithstanding the occurrence of an event described in Section 10.02(b), the Servicer shall continue to perform its duties under this Agreement until the a termination set forth in a Termination Notice delivered pursuant to Section 10.03 has become effective in accordance with the terms of such Termination Notice and subject to the terms of Section 10.03. It is understood and agreed that the Borrower shall have the right to appoint a Replacement Servicer upon the termination of this Agreement. In the event that a Replacement Servicer has not been appointed within 90 days after any termination of this Agreement or resignation by the Servicer, the Administrative Agent may, and acting at the direction of the Required Lenders, shall, petition any court of competent jurisdiction for the appointment of a Replacement Servicer. (ii) Upon the expiration or termination of this Agreement in accordance with this Article X, for up to one year following such expiration or termination, the Servicer will reasonably cooperate with reasonable requests of the Borrower to facilitate the transition of the performance of the services by the Replacement Servicer, including providing to the Replacement Servicer information, documents and records relating to the Assets to the extent in the Servicer’s possession and reasonably required to perform the services set forth in this Agreement. (d) Upon the termination of this Agreement in accordance with this Article X, the Borrower shall pay the Servicing Fees then accrued to the Servicer. The Borrower shall continue to pay the Servicing Fees to the Servicer until a Replacement Servicer shall have been appointed and shall have accepted such appointment in accordance with the provisions of Section 10.03(c) and such appointment has become effective. (e) Upon the termination of this Agreement in accordance with this Article X, the removal of the Servicer with respect to the performance of the Services for any Asset or the expiration of this Agreement, the Servicer shall promptly return the originals within its possession of all applicable Portfolio Documents and other documents related to the Assets to the Borrower and, in addition to its obligation to cooperate with the Replacement Servicer, shall provide access to other documentation and information relating to the business of each Person within the Serviced Group (and, to the extent practicable, copies thereof) within its possession as is reasonably necessary to the conduct of the business of each Person within the Serviced Group. (f) Upon the expiration or termination of this Agreement in accordance with this Article X, the parties shall, subject to the obligations set out in this Section 10.03, and subject to Section 10.04, be relieved of further obligations hereunder. SECTION 10.04 Survival. Notwithstanding any termination or the expiration of this Agreement, the provisions of Section 3.03, Section 3.04, Section 10.03, Section 10.04, Article XI, Section 13.09, Section 13.10 and Section 13.11 shall survive such termination or expiration, as the case may be. 15 ARTICLE XI INDEMNIFICATION SECTION 11.01 Indemnity. (a) Each Person within the Serviced Group (excluding any Owner Trustee) do hereby assume liability for, and do hereby agree to indemnify, reimburse and hold harmless on an After-Tax Basis, the Servicer from any and all Losses, to the extent that the Losses exceed recoveries under insurance policies maintained by the Borrower or the Servicer, that arise (A) as a result of the Servicer’s performance of any of its obligations as Servicer, and (B) as a result of any action which the Servicer is requested to take or requested to refrain from taking by the Borrower; provided that such indemnity shall not extend to (i) any Loss which arises as a result of the willful misconduct or fraud of the Servicer, (ii) any Loss which results from a material breach by the Servicer of the express terms and conditions of this Agreement, (iii) any Loss arising as a result of any material misstatement or omissions in any public filing or offering memorandum relating to written information on the Assets and the Servicer provided by the Servicer for disclosure in such public filing or offering memorandum, (iv) any Loss arising from the violation by Servicer of the Standards of Liability, (v) any Tax imposed on net income by the revenue authorities of the United States or the State of California in respect of any payment by any Person within the Serviced Group to the Servicer due to the performance of the Services, or (vi) any Taxes imposed on net income of the Servicer by any Governmental Authority other than the revenue authorities of the United States or the State of California to the extent such Taxes would not have been imposed in the absence of any connection of the Servicer with such jurisdiction imposing such Taxes other than any connection that results from the performance by the Servicer of its obligations under this Agreement. (b) Each Person within the Serviced Group acknowledge and agree that amounts payable to or for the benefit of the Servicer under Section 11.01 shall constitute Expenses. (c) The Servicer agrees to give the Borrower prompt notice of any action, claim, demand, discovery of fact, proceeding or suit for which the Servicer intends to assert a right to indemnification under this Agreement; provided, however, that failure to give such notification shall not affect the Servicer’s entitlement to indemnification under this Section 11.01 unless and only to the extent such failure results in actual material prejudice to any Person within the Serviced Group with respect to the action, claim, demand, discovery of fact, proceeding or suit for which a right of indemnification is asserted. (d) The Servicer does hereby assume liability for, and does hereby agree to indemnify, reimburse and hold harmless on an After-Tax Basis, each Person within the Serviced Group from any and all Losses, to the extent that the Losses exceed recoveries under insurance policies maintained by the Borrower or the Servicer, that arise (A) as a result of the willful misconduct or fraud of the Servicer or (B) any Loss arising from the violation by Servicer of the Standards of Liability; provided that, notwithstanding anything to the contrary contained in this Agreement, the maximum amount of indemnifiable Losses which may be recovered from the Servicer arising out of or resulting from the causes enumerated in this Section 11.01(d) shall be an amount equal to the sum of the Servicing Fees actually received by the Servicer. 16 SECTION 11.02 Procedures for Defense of Claims. (a) If a Third Party Claim is made against the Servicer, the Servicer shall promptly notify the Borrower of such claim, and the Servicer or the Borrower (as agreed between them) will undertake the defense thereof. The failure to notify the Borrower promptly shall not relieve it of its obligations under this Article XI unless such failure results in actual material prejudice to any Person within the Serviced Group with respect to the action, claim, demand, discovery of fact, proceeding or suit for which a right of indemnification is asserted. (b) If agreed and accepted by the Borrower and the Servicer, the Borrower shall within 30 days undertake the conduct and control, through counsel of its own choosing and at the sole risk and expense of each Person within the Serviced Group, of the good faith settlement or defense of such claim, and the Servicer shall cooperate fully with the Borrower in connection therewith; provided that (i) at all times the Servicer shall be entitled to participate in such settlement or defense through counsel chosen by it, and the fees and expenses of such counsel shall be borne by the Servicer, and (ii) no Person within the Serviced Group shall be entitled to settle such claims unless it shall have confirmed in writing the obligation of such Person to indemnify the Servicer for the liability asserted in such claim. (c) So long as the Borrower is reasonably contesting any such claim in good faith, the Servicer shall fully cooperate with the Borrower in the defense of such claim as reasonably required by the Borrower, and the Borrower shall reimburse the Servicer for reasonable out-of-pocket expenses incurred in connection with such cooperation. Such cooperation shall include the retention and the provision of records and information which are reasonably relevant to such Third Party Claim and the availability on a mutually convenient basis of directors, officers and employees to provide additional information. The Servicer shall not settle or compromise any claim without the written consent of the Borrower unless the Servicer agrees in writing to forego any and all claims for indemnification from each Person within the Serviced Group with respect to such claims. SECTION 11.03 Reimbursement of Costs. The costs and expenses, including fees and disbursements of counsel (except as provided in Section 11.02(b)(i)) and expenses of investigation, incurred by the Servicer in connection with any Third Party Claim, shall be reimbursed on each Payment Date by the Borrower upon the submission of evidence reasonably satisfactory to the Borrower that such expenses have been incurred in the preceding month, without prejudice to the Borrower’s right to contest the Servicer’s right to indemnification and subject to refund in the event that each Person within the Serviced Group are ultimately held not to be obligated to indemnify the Servicer. ARTICLE XII ASSIGNMENT AND DELEGATION SECTION 12.01 Assignment and Delegation. (a) No party to this Agreement shall assign or delegate this Agreement or all or any part of its rights or obligations hereunder to any Person without the prior written consent of

17 each of the other parties; provided, however, the foregoing provisions on assignment and delegation shall not limit the ability of the Servicer to contract with any Person, including any of its Affiliates, for Services in respect of Assets in accordance with Section 2.01(c) so long as the Servicer remains primarily liable for the performance of such Services; provided, further, that (x) the Servicer may assign substantially all of its obligations under this Agreement so long as it will remain primarily liable for the performance of such obligations and (y) the Borrower may assign its rights hereunder to the Security Trustee pursuant to the Security Agreement. (b) Without limiting the foregoing, any Person who shall become a successor (excluding any collateral assignment and any third party providers) by assignment or otherwise of any Person within the Serviced Group or the Servicer (or any of their respective successors) in accordance with this Section 12.01 shall be required as a condition to the effectiveness of any such assignment or other arrangement to become a party to this Agreement. ARTICLE XIII MISCELLANEOUS SECTION 13.01 Reasonable Efforts. In this Agreement the term “reasonable efforts” shall mean reasonable efforts under the commercial circumstances at the time. SECTION 13.02 Notices. All notices, demands, certificates, requests, directions, instructions and communications hereunder shall be in writing and in English and shall be effective (i) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (ii) one Business Day after delivery to an overnight courier, or (iii) on the date personally delivered to an authorized officer of the party to which sent, (iv) on the date transmitted by legible telecopier transmission with a confirmation of receipt, or (v) on the date transmitted by e-mail, in all cases addressed to the recipient as follows (or as set forth in the Credit Agreement): (a) If to any Person within the Serviced Group, to: Willis Warehouse Facility LLC c/o Willis Lease Finance Corporation 60 East Sir Francis Drake Boulevard Suite 209 Larkspur, CA 94939 Attn: General Counsel Telephone No.: (415) 408-4732 Facsimile No.: (415) 408-4701 Email: dpoulakidas@willislease.com (b) If to the Servicer, to: Willis Lease Finance Corporation 60 East Sir Francis Drake Boulevard Suite 209 18 Larkspur, CA 94939 Attn: General Counsel Telephone No.: (415) 408-4732 Facsimile No.: (415) 408-4701 Email: dpoulakidas@willislease.com (c) If to the Security Trustee, the Administrative Agent or the Facility Agent, in accordance with the Credit Agreement; or to such other address as any party hereto shall from time to time designate in writing to the other parties. In connection with the performance of their respective duties hereunder, each party may give notices, consents, directions, approvals, instructions and requests to, and otherwise communicate with, each other using electronic means, including email transmission to such email addresses as each such party shall designate to the other parties, unless otherwise agreed by the applicable parties, delivered as a .PDF (Portable Document Format) or other attachment to email including a manual authorized signature on such attached notice, consent, direction, approval, instruction, request or other communication. SECTION 13.03 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. SECTION 13.04 Jurisdiction. Each of the parties hereto agrees that the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, submits to the jurisdiction of such courts. Each of the parties hereto waives any objection which it might now or hereafter have to such New York State or, to the extent permitted by law, such U.S. federal court being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun in such New York State or U.S. federal court may be served on it by being delivered in connection with any such suit, action or proceeding directly to its address determined for such party pursuant to Section 13.02 or in the applicable Serviced Group Member Supplement or, in the case of any Person within the Serviced Group who does not have a place of business in the United States, executing a Serviced Group Member Supplement, to the Person named as the process agent of such party (each such process agent, a “Process Agent”) in such Serviced Group Member Supplement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief 19 or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding. SECTION 13.05 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. SECTION 13.06 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. SECTION 13.07 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. SECTION 13.08 Power of Attorney. Each Person within the Serviced Group shall appoint the Servicer and its successors, and its permitted designees and assigns, as their true and lawful attorney-in-fact. All Services to be performed and actions to be taken by the Servicer pursuant to this Agreement shall be performed for and on behalf of each Person within the Serviced Group. The Servicer shall be entitled to seek and obtain from each Person within the Serviced Group a power of attorney in respect of the execution of any specific action as the Servicer deems appropriate. SECTION 13.09 Restrictions on Disclosure. The Servicer agrees that it shall not, prior to the termination or expiration of this Agreement or within three (3) years after such termination or expiration, disclose to any Person any confidential or proprietary information, whether of a technical, financial, commercial or other nature, received directly or indirectly from any Person within the Serviced Group regarding the business of each Person within the Serviced Group or the Assets, except as authorized in writing by the Borrower, and except: (a) to representatives of the Servicer and any of its Affiliates in furtherance of the purpose of this Agreement provided that any such representatives shall have agreed to be bound by the restrictions on disclosure set forth in this Section 13.09; (b) to the extent the Servicer determines is necessary or appropriate in connection with the performance of its services under this Agreement subject to customary confidentiality arrangements consistent with the Standard of Care; (c) to the extent required by Applicable Law or by judicial or administrative process, but in the event of proposed disclosure, the Servicer shall seek the assistance of the Borrower to protect information in which the Borrower has an interest to the maximum extent achievable; (d) to the extent that the information: 20 (i) was generally available in the public domain; (ii) was lawfully obtained from a source under no obligation of confidentiality, directly or indirectly, to any Person within the Serviced Group; (iii) was disclosed to the general public with the approval of any Person within the Serviced Group; (iv) was in the files, records or knowledge of the Servicer or any of the Servicer’s Affiliates prior to initial disclosure thereof to the Servicer or any of the Servicer’s Affiliates by any Person within the Serviced Group; (v) was provided by any Person within the Serviced Group to the Servicer or any of the Servicer’s Affiliates without any express written (or, to the extent such information was provided in an oral communication, oral) restriction on use of or access to such information, and such information would not reasonably be expected to be confidential, proprietary or otherwise privileged; or (vi) was developed independently by the Servicer or any of the Servicer’s Affiliates; and (e) is reasonably deemed necessary by the Servicer to protect and enforce its rights and remedies under this Agreement; provided, however, that in such an event the Servicer shall act in a manner reasonably designed to prevent disclosure of such confidential information; and provided, further, that prior to disclosure of such information, the Servicer shall inform each Person within the Serviced Group of such disclosure. SECTION 13.10 Rights of Setoff. To the extent permitted by Applicable Law, the Servicer hereby waives any right it may have under Applicable Law to exercise any rights of setoff with respect to any assets it holds owned by, or money or monies it owes to, any Person within the Serviced Group pursuant to and in accordance with the terms and conditions of this Agreement. SECTION 13.11 Nonpetition. During the term of this Agreement, the Servicer will not, prior to the date which is one year and one day after the payment in full of all Obligations (other than contingent obligations for which no claim has been made), institute against, or join any other Person in instituting against, the Borrower or any Borrower Group Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law. SECTION 13.12 Severability. If any term or provision of this Agreement or the performance thereof shall to any extent be or become invalid or unenforceable, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall continue to be valid and enforceable to the fullest extent permitted by law. SECTION 13.13 Amendments. This Agreement may not be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the Borrower and the Servicer, or in accordance with Section 10.02. No failure or delay of any party in exercising

21 any power or right thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. SECTION 13.14 Owner Trustee Liability. It is understood and agreed that each Owner Trustee that becomes a party to this Agreement pursuant to a Serviced Group Member Supplement does so solely in its capacity as owner trustee under the relevant Trust Agreement and that such Owner Trustee shall not be liable or accountable in its individual capacity in any circumstances whatsoever except for its own gross negligence or willful misconduct and as otherwise expressly provided in the such Trust Agreement, all such individual liability being hereby waived, but otherwise shall be liable or accountable solely to the extent of the assets of the “Trust Estate” (as or howsoever defined in the relevant Trust Agreement). [Signature Pages Follow] - Signature Page - Servicing Agreement IN WITNESS WHEREOF, this Agreement has been duly executed on the date first written above. WILLIS WAREHOUSE FACILITY LLC By: /s/ Scott B. Flaherty Name: Scott B. Flaherty Title: Manager - Signature Page - Servicing Agreement WILLIS LEASE FINANCE CORPORATION, as Servicer By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Executive Vice President APPENDIX A DEFINITIONS “After-Tax Basis” means on a basis such that any payment received, deemed to have been received or receivable by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all U.S. federal, state, local or foreign Taxes and other charges resulting from the receipt (actual or constructive) or accrual of such payments imposed by or under any U.S. federal, state, local or other foreign law or Governmental Authority (after taking into account any current deduction to which such Person shall be entitled with respect to the amount that gave rise to the underlying payment), be equal to the payment received, deemed to have been received or receivable. “Agreement” has the meaning assigned to such term in the preamble hereof. “Asset Expenses” has the meaning assigned to such term in Section 9.03(b) of this Agreement. “Assets” means (i) all Airframes, Engines and related lease interests owned by any Person within the Serviced Group or over which any Person within the Serviced Group holds a security interest as of the Closing Date or at any time or from time to time thereafter (taking into account any acquisitions or dispositions made in accordance with this Agreement) and (ii) all Loan Assets made by any Person within the Serviced Group; provided, however, that Assets shall not include any Asset (x) that shall have ceased to be an Asset pursuant to this Agreement, or (y) in respect of which the Servicer or the Borrower shall have terminated the Servicer’s obligation to provide Services in accordance with Article X of this Agreement. “Bank Accounts” has the meaning assigned to such term in Section 6.01(b) of Schedule 2.02(a) to this Agreement. “Borrower Liabilities” means any obligations or liabilities of each Person within the Serviced Group (whether accrued, absolute, contingent, unasserted, known or unknown or otherwise). “Borrower’s broker” has the meaning assigned to such term in Section 1.03(a)(i) of Schedule 2.02(a) to this Agreement. “Cape Town Convention” means the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town on 16 November 2001. “Credit Agreement” means the Credit Agreement dated as of the Closing Date, among, inter alia, the Borrower and the Administrative Agent, (as may be amended, restated, supplemented or otherwise modified from time to time). “Existing Accounts” has the meaning assigned to such term in Section 6.01(a) of Schedule 2.02(a) to this Agreement.

A-2 “Future Lease” means, with respect to each Asset Lease, any lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement as may be in effect at any time after the Drawdown Date with respect to such Asset Lease between a Borrower Group Company (as lessor) and a Person not a Borrower Group Company (as lessee). “Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Governmental Authority” means any court, administrative agency or commission or other governmental agency or instrumentality (or any officer or representative thereof) domestic, foreign or international, of competent jurisdiction including the European Union. “International Interest” has the meaning given to such term in the Cape Town Convention. “International Registry” means the registry established pursuant to the Cape Town Convention. “Loss” means any and all damage, loss, liability and expense (including reasonable legal fees, expenses and related charges and costs of investigation); provided, however, that the term “Loss” shall not include any indemnified party’s management time or overhead expenses or any income taxes payable in respect of fees paid or payable. “New Accounts” has the meaning assigned to such term in Section 6.01(b) of Schedule 2.02(a) to this Agreement. “Notice Recipients” has the meaning assigned to such term in Section 10.02(c)(i) of this Agreement. “Other Assets” has the meaning assigned to such term in Section 3.02(a) of this Agreement. “Overhead Expenses” has the meaning assigned to such term in Section 9.03(a) of this Agreement. “Prospective International Interest” has the meaning given to such term in the Cape Town Convention. “Rent Based Fee” has the meaning assigned to such term in Section 9.01 of this Agreement. “Replacement Servicer” means a replacement servicer to perform some or all of the Services under this Agreement formerly performed by the Servicer, which is appointed in accordance with Section 10.03(c) of this Agreement. “Security Agreement” means the security agreement between each of the Grantors party thereto and the Security Trustee, as amended, supplemented, restated, replaced or otherwise modified from time to time dated, or to be dated, on or before the Effective Date. A-3 “Serviced Group” means the Borrower and each Borrower Group Company. “Serviced Group Member Supplement” means an agreement substantially in the form of Exhibit A to the Servicing Agreement. “Servicer Termination Event” means any event listed in Section 10.02(b). “Services” has the meaning assigned to such term in Section 2.02(a) of this Agreement. “Servicing Fees” has the meaning assigned to such term in Section 9.01 of this Agreement. “Standard of Care” has the meaning assigned to such term in Section 3.01 of this Agreement. “Standard of Liability” has the meaning assigned to such term in Section 3.03 of this Agreement. “Termination Notice” has the meaning assigned to such term in Section 10.02(c)(i) of this Agreement. “Third Party Claim” means a claim by a third party arising out of a matter for which an indemnified party is entitled to be indemnified pursuant to Article XI of this Agreement. “WLFC Revolving Credit Facility” means that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019, among, inter alios, WLFC, as the borrower, the lenders from time to time parties thereto, MUFG Bank, Ltd., as administrative agent and joint lead arranger, MUFG Bank, Ltd., as security agent, BOFA Securities, Inc., as joint lead arranger, joint bookrunner and syndication agent, Wells Fargo Securities, LLC, as joint lead arranger and joint bookrunner, and Wells Fargo Bank, National Association, as documentation agent, as such may be amended, restated or supplemented from time to time. SCHEDULE 2.02(a) ASSET SERVICES This Schedule 2.02(a) is a part of, and shall be incorporated into the Servicing Agreement to which this Schedule 2.02(a) is attached (the “Agreement”). The provision of the Services set forth in this Schedule 2.02(a) will be subject in all cases to such approval as may be required or such limitations as may be imposed pursuant to Section 7.04 of the Agreement and the provisions of this Schedule 2.02(a) shall be deemed to be so qualified. . ARTICLE 1 LEASE SERVICES SECTION 1.01. Collections and Disbursements. In connection with each Asset Lease of an Owned Asset under which any Person within the Serviced Group is the Lessor and each Loan Asset under which any Person within the Serviced Group is the lender, as applicable, the Servicer will: (a) invoice the Asset Lessee (if contemplated by the applicable Asset Lease) or Loan Asset Borrower (if contemplated by the applicable Loan Asset) or otherwise arrange, on behalf of such Person, for all payments due to a Person in the Serviced Group from the Asset Lessee or Loan Asset Borrower, including (as applicable) Rental Payments, Loan Asset Payments, late payment charges and any payments in respect of Taxes and other payments (including technical, engineering, transportation, insurance and other charges) due under the relevant Asset Lease or Loan Asset, direct the Asset Lessee or Loan Asset Borrower to make such payments to such accounts as are required pursuant to the Credit Agreement and take reasonable steps to enforce the rights and remedies of the Lessor under the Asset Lease or lender under the Loan Asset in the event of a nonpayment by the relevant due date; (b) review from time to time, as deemed necessary by the Servicer, the level of Usage Fees and other amounts payable under an Asset Lease (to the extent that such Usage Fees and other amounts may be adjusted under the Asset Lease) and propose to the relevant Asset Lessee or make such adjustments to the Usage Fees and other amounts as are required or that the terms of the relevant Asset Lease and practices that the Servicer believes are prevalent in the aircraft or Aircraft Engine operating lease market, as applicable; (c) maintain appropriate records regarding payments under the Asset Leases and Loan Assets; (d) subject to the terms of any applicable Portfolio Documents, take such actions as are necessary to apply any payment of any type received from any Asset Lessee or Loan Asset Borrower on a basis consistent with the terms of such Portfolio Document, including at the direction of such Asset Lessee or Loan Asset Borrower to the extent authorized by such Portfolio Document or as otherwise reasonably determined by the Servicer, and, to the extent that any such payments are made to an account other than the account to which such payment should Sch. 2.02 – 2 have been directed pursuant to such terms or direction, to take such further actions as are necessary to give effect to such terms or direction, as applicable; (e) provide or arrange for the safekeeping and recording of any letters of credit, guarantees or other credit support (other than cash and cash equivalents) held as part of security deposits or Usage Fees and the timely renewal or drawing on or disbursement thereof as provided under the applicable Portfolio Document or otherwise in accordance with Section 1.06 of this Schedule 2.02(a); and (f) set or fix from time to time, as provided for in the applicable Loan Asset Documents, the interest rate and rates that are to be adjusted by a Person in the Serviced Group under a Loan Asset (and to the extent they are provided to be adjusted pursuant to the provisions of such Loan Asset). SECTION 1.02. Maintenance. The Servicer will perform the following technical services relating to the maintenance of the Assets: (a) Monitor or arrange for the monitoring of, by technical consultants selected by the Servicer, the performance of maintenance obligations by Asset Lessees under all Asset Leases relating to the Owned Assets by including the Owned Assets in the Servicer’s technical audit program (which shall include, if deemed necessary based on the reasonable determination of the Servicer, inspection of each Owned Asset and maintenance of a record of all written reports generated in connection with such inspections) consistent with practices employed from time to time by the Servicer and its Affiliates with respect to their own aircraft and Aircraft Engines; (b) Monitor and document the monthly usage of each Owned Asset reported by the Asset Lessee in accordance with the Portfolio Documents and provide a combined report of such usage to the Borrower, if requested; (c) To the extent feasible in a commercially reasonable manner under the terms of the applicable Loan Asset, collecting summary maintenance data on each Underlying Asset and, to the extent the Servicer deems reasonably necessary or appropriate, physical inspection of the Underlying Assets consistent with applicable procedures employed from time to time by the Servicer and its Affiliates with respect to its other assets; (d) In connection with a termination or expiration of an Asset Lease of an Owned Asset under which any Person within the Serviced Group is the lessor: (i) arrange for the appropriate technical inspection of such Owned Asset for the purpose of determining if the re-delivery conditions under the Asset Lease have been satisfied; (ii) maintain a record of the return acceptance certificate and related written materials normally received and retained or generated by the Servicer in connection with such inspection and provide reasonable access to such certificates and written materials to the relevant Person within the Serviced Group;

Sch. 2.02 – 3 (iii) on the basis of the final inspection and available records, determine whether the Asset Lessee has complied with the return condition and maintenance requirements of the applicable Asset Lease; (iv) (A) determine whether the Asset Lessee has satisfied the re-delivery conditions applicable to the Owned Asset specified in the Asset Lease and negotiate any modifications, repairs, refurbishments, inspections or overhauls to or compromises of such conditions that the Servicer deems reasonably necessary or appropriate, (B) negotiate and agree on any financial payment due from the Asset Lessee or from the Lessor under the terms of the Asset Lease; (C) determine the application of any available security deposits, Usage Fees or other payments under the Asset Lease and (D) maintain a record of the satisfaction of such conditions and accept redelivery of the Owned Asset; and (v) determine the need for and procure any maintenance or refurbishment of the Asset upon redelivery, including compliance with applicable airworthiness directives, service bulletins and other modifications in all cases which the Servicer may deem reasonably necessary or appropriate for the marketing of the Asset consistent with its own practice with respect to its own aircraft and Aircraft Engines; (e) Consider and, to the extent the Servicer deems reasonably necessary or appropriate, approve any Asset Lessee-originated or Loan Asset Borrower-originated modification (including, any such modification in compliance with applicable airworthiness directives, service bulletins and other modifications specified by an aircraft or an Aircraft Engine manufacturer) to any Owned Asset or Underlying Asset submitted by any Asset Lessee: (i) to the extent authorized by the terms of the relevant Asset Lease or Loan Asset; or (ii) which the Servicer reasonably determines would not result in a material diminution in value of the Owned Asset or Underlying Asset; (f) Estimate the amount (if any) the Borrower is obliged to contribute pursuant to the provisions of an Asset Lease (taking into account the amount of Usage Fees available with respect to such Asset Lease and the receivables position of the related Asset Lessee) or Loan Asset (if any) to maintenance work performed, the cost of complying with any modification requirements, airworthiness directives and similar requirements; (g) Arrange appropriate storage and any required on-going maintenance of any Owned Asset, at the expense of the Borrower, following termination of an Asset Lease or any re- lease and redelivery of the Owned Asset thereunder and prior to delivery of such Owned Asset to a new Asset Lessee or purchaser, consistent with the Servicer’s own practice with respect to its own aircraft and Aircraft Engines; (h) Determine the aggregate amount of the Maintenance and Modification Expenses that are due and payable on each Payment Date or reasonably expected by the Servicer to become due and payable before the next succeeding Payment Date and the Projected Maintenance Costs (as defined in the Credit Agreement) for such Payment Date and the next twelve succeeding Payment Dates. The Servicer shall adjust the Maintenance Reserve Required Sch. 2.02 – 4 Amount for each successive Payment Date, taking into account additional information as to actual and Projected Maintenance Costs and may re-allocate the accrual of Projected Maintenance Costs among such Payment Date and the next twelve succeeding Payment Dates; (i) In connection with a foreclosure of a Loan Asset and possession of a Underlying Asset under which any Person within the Serviced Group is, or following the return of the related Underlying Asset will be, the owner: (i) maintain a record of all final material reports and other written materials (including any relevant reconciliation statements) received or generated by the Servicer in connection with any inspection and provide reasonable access to such reports and written materials to the relevant Persons within the Serviced Group; (ii) (A) negotiate any modifications, repairs, refurbishments, inspections or overhauls to or compromises (financial or otherwise) of any applicable conditions that the Servicer deems reasonably necessary or appropriate, (B) determine the application of any available deposits or other payments under the Loan Asset and (C) maintain a record of its determination of the satisfaction of such conditions and accept re-delivery of the Underlying Asset, which record may be (but shall not be required to be) set out in an acceptance certificate or similar document executed or delivered at return of the relevant Underlying Asset; and (j) Determine the need for, procure and monitor (as provided in clause Error! Reference source not found. above) the performance of any maintenance and refurbishment of the Underlying Asset upon return, including compliance with applicable airworthiness directives, service bulletins and other modifications which the Servicer may deem reasonably necessary or appropriate for the marketing of the Underlying Asset. The Servicer shall generally provide the technical/maintenance advisory services set forth in this Section 1.02 of this Schedule 2.02(a) through the use of its own staff, consistent with the Servicer’s own practice with respect to its own aircraft and Aircraft Engines; provided that it shall utilize third parties to provide such technical/maintenance services where it shall deem appropriate as its own expense with regard to its normal business practices. SECTION 1.03. Insurance. (a) The Servicer will provide the following insurance services: (i) assist the Borrower in the appointment of an independent insurance broker to act for the Borrower (“Borrower’s broker”), which broker may also be the broker to the Servicer; (ii) negotiate the insurance provisions of any proposed Asset Lease, Loan Asset or other agreement affecting any of the Assets, with such provisions to include such minimum coverage amounts with respect to hull and liability insurance as are consistent with the Servicer’s commercially reasonable practice with respect to its own aircraft and Aircraft Engines with any differences in such amounts to be notified to the Borrower by the Servicer; Sch. 2.02 – 5 (iii) monitor the performance of the obligations of Asset Lessees and Loan Asset Borrowers relating to insurance under Asset Leases and Loan Assets and seek appropriate evidence of insurance with respect to any Asset and obtain insurance and evidence of insurance by maintenance facilities providing maintenance work on such Asset paid for by the Servicer; (iv) to the extent hull and liability insurance is not maintained by any Asset Lessee or Loan Asset Borrower, assist in arranging, through the Borrower’s broker, a group aviation insurance program covering the applicable Assets (it being understood that any savings resulting from a group policy covering both Assets and Other Assets shall be shared pro rata on a reasonable basis), with such minimum coverage amounts with respect to hull and liability insurance as are consistent with the Servicer’s commercially reasonable practice with respect to its own aircraft and Aircraft Engines; (v) maintain through the Borrower’s broker, at the direction and expense of the Borrower, contingent insurance coverage, with such minimum coverage amounts with respect to hull and liability insurance as are consistent with the Servicer’s commercially reasonable practice with respect to its own aircraft and Aircraft Engines; (vi) advise the Borrower of any settlement offers received by the Servicer from an Asset Lessee, Loan Asset Borrower or its insurer with respect to any claim of damage or loss, including a Total Loss, of an Asset or Underlying Asset and provide the Borrower with copies of all relevant documentation related thereto and such other additional information and advice from the Asset Lessee’s or the insurer’s agents, brokers or adjusters as the Borrower may reasonably request; and (vii) accept or continue to negotiate such settlement offer or such advisement and, upon acceptance of a settlement offer, to forward to the Borrower’s broker the appropriate documentation, including releases and any indemnities required in connection with such releases, to give effect to such settlement offer and procure the execution of such documentation by the Borrower; provided, however, that, in each case where insurance is to be obtained by the Servicer through the Borrower’s broker, such insurance is reasonably available in the relevant insurance market using reasonable sourcing techniques consistent with the techniques for the Servicer’s then current practice for obtaining such insurance. Any decision or action implemented by or on behalf of the Borrower as a result of the insurance services provided by the Servicer is solely the decision of the Borrower. The foregoing provisions shall apply to any arrangements in which Persons other than Asset Lessees have possession of, or insurance responsibility for, an Owned Asset. (b) The Servicer shall provide to the Borrower such periodic reports regarding insurance matters relating to the Assets as the Servicer shall generate internally or deliver to the Borrower’s broker from time to time or as the Borrower shall request. Notwithstanding this Section 1.03 or any other provision of this Agreement, the Servicer shall not provide, and shall not be required to provide, under any term of this Agreement or otherwise, any service that may be considered to be the carrying on of “insurance mediation” in Ireland for the purposes of the Irish European Communities (Insurance Mediation) Sch. 2.02 – 6 Regulations 2005, as same may be amended or replaced from time to time. For the avoidance of doubt, “insurance mediation” means any activity involved in proposing or undertaking preparatory work for entering into insurance contracts, or of assisting in the administration and performance of insurance contracts that have been entered into (including dealing with claims under insurance contracts). SECTION 1.04. Administration. The Servicer is authorized to and shall administer each Asset Lease and Loan Asset in accordance with its terms and as otherwise specifically addressed herein. SECTION 1.05. Necessary Filings. On or about the time when any Person within the Serviced Group enters into a Future Lease, the Servicer shall coordinate with applicable parties and legal counsel to make filings, if any, and obtain the necessary opinions, if any, required by the Loan Documents. SECTION 1.06. Enforcement. The Servicer is authorized to and shall take reasonable steps to enforce the rights and remedies of the Lessor under each Asset Lease or the Borrower Group Company acting as lender under each Loan Asset and under any agreements ancillary thereto delivered by the Borrower to the Servicer (including any guarantees of the obligations of the Asset Lessee or Loan Asset Borrower) in order to cause the Asset Lessee or Loan Asset Borrower and any other party (other than the Servicer or the Borrower) under such Asset Lease or Loan Asset to perform their respective obligations owed to the Lessor by such Asset Lessee or to the Borrower Group Company acting as lender by such Loan Asset Borrower and such other parties under such Asset Lease or Loan Asset and under such ancillary agreements. Following any default by an Asset Lessee or Loan Asset Borrower under the applicable Portfolio Document, the Servicer will provide notice thereof to the Borrower and will take all steps as it deems reasonably necessary or appropriate to preserve and enforce the rights of the applicable Borrower Group Company under the applicable Portfolio Document and the Security Trustee, including entering into negotiations with such Asset Lessee or Loan Asset Borrower with respect to the restructuring of such Asset Lease or Loan Asset or declaration of an event of default under the applicable Asset Lease or Loan Asset, drawing on or making disbursement or application of any security deposits, Usage Fees or any letters of credit, guarantees or other credit support thereunder, voluntary or involuntary termination of the Asset Lease or Loan Asset and repossession or foreclosure of the Owned Asset or Underlying Asset, as applicable, that is the subject of the Asset Lease or Loan Asset, and pursuing such legal action with respect thereto as the Servicer deems reasonably necessary or appropriate. The Servicer shall be authorized to apply any security deposit available under an Asset Lease or Loan Asset, if provided therefor in the Asset Lease or Loan Asset or permitted by Applicable Law, to the obligations of the Asset Lessee or Loan Asset Borrower under such Asset Lease or Loan Asset and to direct the Administrative Agent to transfer or liquidate the relevant security deposit for such purpose. SECTION 1.07. Modifications. (a) The Servicer shall be authorized to make such amendments and modifications to any Asset Lease or Loan Asset as it shall deem reasonably necessary or appropriate; provided, however, that such amendment or modification shall require the approval of the Borrower pursuant to Section 7.04 of the Agreement if the provisions of such amendment or modification, were they to be included in a new Asset Lease or Loan Asset to be entered into after the date hereof, would, on their own, cause the entering into of such new Asset Lease or Loan Asset to require the approval of the Borrower pursuant to Section 7.04(a)(ii) of the Agreement. Such amendments or modifications may be made without regard to whether

Sch. 2.02 – 7 there is a default by the Asset Lessee or other party under or with respect to any such Asset Lease or Loan Asset. (b) The Servicer may waive overdue interest due from any Asset Lessee or Loan Asset Borrower under any Asset Lease on any default in payment of rent, principal, interest, Usage Fees or other amounts due thereunder, as applicable. SECTION 1.08. Options and Other Rights. (a) The Servicer shall take such action as it shall deem reasonably necessary or appropriate with respect to the exercise by any Asset Lessee or Loan Asset Borrower of any option or right affecting any Asset according to the terms of the related Portfolio Document; and (b) The Servicer is authorized to take such action as it shall deem reasonably necessary or appropriate with the approval of the Borrower if so required by Section 7.04 or any other Person in the Serviced Group or, if time is of the essence, without such approval, with respect to the exercise on behalf of any Person within the Serviced Group of any right or option that any Person within the Serviced Group may have with respect to any of the Assets provided that such exercise is in accordance with the terms of the relevant Portfolio Document. SECTION 1.09. Asset Lessee Solicitations. Upon the Borrower’s request, with respect to the Assets, the Servicer shall on behalf of the Lessor use commercially reasonable efforts to obtain at such times as the Servicer shall deem reasonably necessary or as required pursuant to the terms of this Agreement, Asset Lessee consents, novations, assignments, amendments and related documentation (including insurance certificates, title transfer documents, assignment of warranties and legal opinions) and the issue (or reissue) or amendment of letters of credit, guarantees and related documentation. SECTION 1.10. Other Lease Services. To the extent not otherwise provided herein, the Servicer shall use commercially reasonable efforts to cause the Borrower Group Companies to perform their obligations under the Portfolio Documents. ARTICLE 2 COMPLIANCE WITH COVENANTS SECTION 2.01. Compliance Generally. The Servicer shall take such actions as it shall deem reasonably necessary or appropriate to keep each Person within the Serviced Group in compliance with their obligations and covenants under the Credit Agreement solely to the extent that such obligations and covenants specifically relate to the status, insurance, maintenance or operation of the relevant Asset and at the cost of the Borrower; provided, however, that the foregoing shall only apply to any Credit Agreement covenants that are set forth in full in the copy of the Credit Agreement delivered by the Borrower to the Servicer and to any amendments, supplements and waivers thereto that are so delivered to the Servicer, in each case certified by the Borrower to be true, correct and complete. SECTION 2.02. International Interests. Sch. 2.02 – 8 (a) In connection with the obligation of any Person within the Serviced Group under the Security Agreement to register at the International Registry any International Interest (or Prospective International Interest) provided for under any Asset Lease of an Owned Asset, the Servicer’s sole responsibility in respect thereof shall be to direct the International Registry administrator of the applicable Person within the Serviced Group that is lessor under such Asset Lease to register such International Interest with the International Registry and seek the consent of the Asset Lessee to such registration. (b) In connection with the obligation of any Person within the Serviced Group under the Security Agreement to register the assignment to the Security Trustee of any International Interest (or Prospective International Interest) provided for under any Asset Lease of an Owned Asset, the Servicer’s sole responsibility in respect thereof shall be to, upon request by the Security Trustee, direct the International Registry administrator of the applicable Person within the Serviced Group that is lessor under such Asset Lease to consent to the registration of the assignment in favor of the Security Trustee of any International Interest (or Prospective International Interest) that has been registered with the International Registry in respect of such Asset Lease and is then held by such lessor, and request the consent of the Asset Lessee under such Asset Lease to such assignment (which consent may be set forth in the Asset Lease). (c) In connection with the obligation of any Person within the Serviced Group under the Security Agreement to register any contract of sale with respect to an Asset, the Servicer’s sole responsibility in respect thereof shall be to direct the International Registry administrator of the applicable Person within the Serviced Group that is a party to such contract of sale to register such contract of sale with the International Registry and seek the consent of the other party to such contract of sale to such registration. (d) In connection with the obligation of any Person within the Serviced Group under the Security Agreement to register any International Interest created under a Security Agreement in an Asset, the Servicer’s sole responsibility in respect thereof shall be to, upon request by the Security Trustee, direct the International Registry administrator of the applicable Person within the Serviced Group that is owner of such Asset to consent to the registration in favor of the Security Trustee of such International Interest with the International Registry. SECTION 2.03. Certain Matters Relating to Concentration Limits. (a) Concentration Limits Generally. The Servicer shall comply with the Concentration Limits and shall promptly inform the Borrower of any proposed transaction that it determines may result in such Concentration Limits being exceeded, and the Borrower shall promptly provide to the Servicer any information that the Servicer may reasonably require in connection with such Concentration Limits in order to comply with the provisions of this Section 2.03 of this Schedule 2.02(a). The Servicer shall not enter into any such transaction other than pursuant to the terms of Section 2.02(b) above. ARTICLE 3 LEASE MARKETING AND NEGOTIATION SECTION 3.01. Lease Marketing. (a) The Servicer shall provide and perform lease marketing services with respect to the Owned Assets and in connection therewith and is Sch. 2.02 – 9 authorized to negotiate and enter into any commitment for an Asset Lease of an Owned Asset on behalf of and (through the power of attorney) in the name of the relevant Person within the Serviced Group. (b) The Servicer shall negotiate any commitment for an Asset Lease of an Owned Asset in a manner consistent with the practices employed by the Servicer with respect to its aircraft and Aircraft Engine operating leasing services business generally. The Servicer is authorized to execute and deliver binding leases and related agreements on behalf of the relevant Person within the Serviced Group. Following the execution and delivery of any Asset Lease with respect to any Owned Asset, the Servicer shall deliver a copy of the executed Asset Lease. (c) The Servicer shall coordinate with applicable legal counsel or other advisors to facilitate delivery or funding under any Asset Lease or Loan Asset pursuant to the terms of the documentation of the Asset Lease of such Owned Asset, including upon an extension of such Asset Lease or Loan Asset. (d) The Servicer shall generally provide the marketing services set forth in this Section 3.01 through the use of its own marketing staff where it shall deem appropriate and shall utilize third parties to provide such marketing services where it shall deem appropriate (it being understood that while the obligations set forth in this Section 3.01Section 3.01 are, to the extent possible, generally anticipated to be discharged by the Servicer without resorting to third party service providers, the Servicer retains the flexibility to engage third party service providers as it determines in its sole discretion to be appropriate). ARTICLE 4 PURCHASES AND SALES OF ASSETS SECTION 4.01. Sales of Assets. (a) The Servicer shall provide and perform sales services with respect to the Assets at, and on a basis consistent with, direction from time to time of the Borrower, and, in connection therewith, is authorized to enter into any non-binding commitment for a sale of an Asset or any commitment for sale of an Asset subject to the Borrower approval and in compliance with Section 8.09 of the Credit Agreement, in each case on behalf of and (through a power of attorney) in the name of the relevant Person within the Serviced Group; provided, however, that, except as otherwise required in accordance with the terms of an Asset Lease (including the replacement of an Engine by an Asset Lessee in accordance with the terms of an Asset Lease), the Servicer shall not consummate any sale of any Assets or enter into any binding agreement to sell any Assets without obtaining the approval of the Borrower pursuant to Section 7.04 of the Agreement and in compliance with Section 8.09 of the Credit Agreement. (b) The Servicer shall negotiate documentation of any sale and, subject to Section 4.01(a) of this Schedule 2.02(a) and the approval requirements of Section 7.04 of the Agreement, is authorized to execute and deliver binding agreements on behalf and (through a power of attorney) in the name of the relevant Person within the Serviced Group. (c) The Servicer shall coordinate delivery of any Asset pursuant to the terms of the documentation of the sale. Sch. 2.02 – 10 SECTION 4.02. Purchases of Airframes, Engines and Parts. (a) The Servicer shall provide and perform services with respect to the purchase of Airframes and Engines or parts for Airframes and Engines at, and on a basis consistent with, the direction from time to time of the Borrower, and, in connection therewith, is authorized to enter into any non-binding commitment for a purchase of an Asset or parts for Airframes and Engines or any commitment for a purchase of an Asset or parts for Airframes and Engines subject to the Borrower approval, in each case on behalf of and (through a power of attorney) in the name of the relevant Person within the Serviced Group; provided, however, that, except as otherwise required in accordance with the terms of an Asset Lease (including the replacement of an Engine by an Asset Lessee in accordance with the terms of an Asset Lease) and as otherwise provided in Section 4.02(b) and (c) of this Schedule 2.02(a), the Servicer shall not consummate any purchase of any Airframes or Engines or parts or enter into any binding agreement to purchase any Assets or parts without obtaining the approval of the Borrower pursuant to Section 7.04 of the Agreement and in compliance with Section 8.08 of the Credit Agreement. (b) Notwithstanding any other provision in Section 7.04 of the Agreement to the contrary, the Servicer shall be permitted to purchase, sell or exchange on behalf of the Borrower any part or component relating to an Asset or spare parts or ancillary equipment or devices furnished with an Asset at such times and on such terms and conditions as the Servicer deems reasonably necessary or appropriate in connection with its performance of the Services. (c) The Servicer shall negotiate documentation of any purchase and, subject to Section 4.01(a)Section 4.02(a) of this Schedule 2.02(a) and the approval requirements of Section 7.04 of the Agreement, is authorized to execute and deliver binding agreements on behalf and (through a power of attorney) in the name of the relevant Person within the Serviced Group. Any purchase of Assets pursuant to this Section 4.01Section 4.02 may take the form of the purchase of an Owner Trust. (d) The Servicer shall arrange for the delivery of any Asset being purchased by any Person within the Serviced Group pursuant to the terms of the documentation of the purchase, the Credit Agreement and the Security Agreement. In connection with any such delivery, the Servicer shall make the necessary filings and obtain the necessary opinions required by Section 3.06 of the Security Agreement. ARTICLE 5 MARKET AND OTHER RESEARCH SECTION 5.01. Appraisals. From time to time, and not more than annually, the Borrower may obtain current or projected appraisals of the Aircraft Equipment from any one or more Appraiser and the Servicer shall, upon request, provide such information and assistance relating to such appraisal services with respect to the Aircraft Equipment as shall be reasonably necessary or appropriate in connection with such appraisals. SECTION 5.02. Regulatory Changes. The Servicer shall (a) monitor regulatory developments applicable to Aircraft Engines and (so long as there are any Assets that are Airframes, applicable to aircraft) and the Aircraft Engine operating leasing industry and, if applicable, the aircraft operating leasing industry and (b) take such action as the Servicer shall have determined may be reasonably necessary or appropriate to comply therewith.

Sch. 2.02 – 11 SECTION 5.03. Asset Lessee Information. Following the Borrower’s request therefor, the Servicer shall provide to the Borrower in summary form such information regarding default history or other material Asset Lessee information of which the Servicer has knowledge. ARTICLE 6 ASSET CASH SERVICES SECTION 6.01. Accounts and Account Information. (a) Existing Accounts. In the event that the Borrower desires to modify any of the arrangements relating to any of the existing bank accounts related to the Assets (the “Existing Accounts”), the Servicer shall, to the extent necessary to transfer signing and related authority, cooperate with each Person within the Serviced Group and the relevant banking institution to effect such modifications and shall take such other actions as are incidental thereto in order to give effect to the foregoing. (b) New Accounts. The Servicer shall notify the Borrower in the event that any new bank account needs to be established on behalf of any Person within the Serviced Group in connection with the execution of an Asset Lease with a new Asset Lessee and the Servicer shall, to the extent necessary to create signing and related authority, cooperate with the Borrower and the relevant banking institution and take such other actions as are incidental thereto in order to give effect to the foregoing (the “New Accounts” and, together with the Existing Accounts, the “Bank Accounts”). In the event that the Servicer is required to transfer funds from any Bank Account to the account of another Person (other than any Person within the Serviced Group) as provided in Section 1.01(d) of this Schedule 2.02(a), the Servicer shall coordinate with the Borrower and (if applicable) the Administrative Agent or Security Trustee to effect such transfer. SECTION 6.02. Payments. (a) Payments. The Servicer shall be authorized to direct the Administrative Agent or Security Trustee, as applicable, in writing to make disbursements from the applicable Account of all Expenses, Usage Fees and security deposits. (b) Delegation of Authority. The Borrower hereby authorizes the Servicer to make, or cause to be made, payments from the specified Bank Accounts to effect the foregoing. In order to give effect to the foregoing provisions of this Article 6 of this Schedule 2.02(a), the Borrower shall take such other actions as are necessary or appropriate, including by delegation or otherwise, pursuant to the terms of the Credit Agreement, the agreements between any Person within the Serviced Group and the relevant banking institutions with respect to the Bank Accounts or otherwise, or as the Servicer shall reasonably request, to authorize the Servicer to take such actions with respect to such Bank Accounts as the Administrative Agent determines to be necessary or appropriate as are set forth above. ARTICLE 7 PROFESSIONAL AND OTHER SERVICES Sch. 2.02 – 12 SECTION 7.01. Legal Services. The Servicer shall provide or procure legal services, in all relevant jurisdictions, on behalf of the relevant Person within the Serviced Group with respect to the lease, sale or financing of the Assets, any amendment or modification of any Asset Lease, the enforcement of the rights of any Person within the Serviced Group under any Asset Lease, any disputes that arise with respect to the Assets or for any other purpose that the Servicer reasonably determines is necessary in connection with the performance of the Services. The Servicer shall provide such legal services by using its in-house legal staff where it shall deem appropriate and shall authorize outside counsel to provide such legal services where it shall deem appropriate (including litigation) and in accordance with its practices with respect to aircraft and Aircraft Engines owned by it or its Affiliates (other than each Person within the Serviced Group). SECTION 7.02. Accounting and Tax Services. The Servicer shall arrange for such accounting and tax services and advice and other professional services (which may be provided by the Servicer’s internal staff, to the extent available) as shall be reasonably necessary or appropriate in connection with the structuring of lease, sale or financing transactions with respect to the Assets or for any other purpose that the Servicer reasonably determines is necessary in connection with the performance of the Services. SECTION 7.03. Legal Opinions. The Servicer shall coordinate obtaining the legal opinions required by the Credit Agreement (if any) with respect to Future Leases. ARTICLE 8 INFORMATION; REPORTS; CUSTODY SECTION 8.01. Monthly Reports. No later than each Monthly Date, the Servicer shall provide to the Borrower a Monthly Report containing the information required pursuant to Section 5.01 of the Credit Agreement. The Servicer shall provide each Maintenance Annual Estimate at the times and in the form required pursuant to Section 5.02 of the Credit Agreement. At the Borrower’s cost, the Servicer shall obtain Appraisals at the times and in the forms required pursuant to Section 5.02 of the Credit Agreement. SECTION 8.02. Other Information. The Servicer will make available to the Borrower and its advisers and designees, subject to their reasonable availability, and at reasonable times and upon reasonable notice, the Servicer’s directors, officers, employees, representatives, advisers and other agents, in order to provide to the Borrower and its advisers and designees information (to the extent the Servicer has possession thereof) with regard to the Assets (including in response to inquiries with respect to the reports provided to the Borrower by the Servicer pursuant to Sections 8.01 and Error! Reference source not found. of this Schedule 2.02(a)) which may be required by the Borrower. In furtherance thereof, in order to facilitate each Person within the Serviced Group carrying out its responsibilities upon the request of the Borrower, the Servicer shall make available (through physical attendance or telephonic conference) such officers and employees, depending on such persons’ reasonable availability, that the Borrower shall reasonably deem appropriate for meetings with the Borrower’s representatives to provide to the Borrower information, and response to inquiries, with respect to the reports provided to the Borrower by the Servicer pursuant to Sections 8.01 and Error! Reference source not found. of this Schedule 2.02(a). Sch. 2.02 – 13 SECTION 8.03. Custody of Documents. The Servicer agrees to hold all original documents of any Person within the Serviced Group that relate to the Assets in the possession of the Servicer in safe custody, by application of the measures comparable to those the Servicer uses in the retention of its own original documents of a similar nature. EXHIBIT A FORM OF SERVICED GROUP MEMBER SUPPLEMENT [_________], 20[_] Reference is made to the Servicing Agreement dated as of May 3, 2024 (as amended, supplemented or otherwise modified, the “Servicing Agreement”), among Willis Warehouse Facility LLC, Willis Lease Finance Corporation, and the other parties thereto, including any party thereto which has heretofore signed an agreement in substantially the form of this Serviced Group Member Supplement. The undersigned (the “New Party”) agrees, as of the date of this Serviced Group Member Supplement, to be considered a party to the Servicing Agreement for all purposes, as if an original signatory to the Servicing Agreement, and to be bound by the terms of the Servicing Agreement. This Serviced Group Member Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. THIS SERVICED GROUP MEMBER SUPPLEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS. IN WITNESS WHEREOF, this Serviced Group Member Supplement has been duly executed on the date first written above. [ ] By: Name: Title: